                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 18,1999


                          CITIZENS BANKING CORPORATION
               (Exact name of registrant as specified in charter)


          Michigan                        0-10535                38-2378932
-----------------------------        ----------------      ---------------------
(State or other jurisdiction)          (Commission             (IRS Employer
    of incorporation)                  File Number)         Identification No.)


                  328 S. Saginaw Street, Flint, Michigan 48502
         --------------------------------------------------------------
                    (Address of principal executive offices)


        Registrants telephone number, including area code (810) 766-7500


                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                 AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K Report filed on April 27, 1999 as set forth in the pages attached hereto:

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              The F&M Bancorporation, Inc. ("F&M") Consolidated Balance Sheets - as of March 31, 1999, December 31, 1998 and December 31, 1997; Consolidated Statements of Income - for the three month periods ended March 31, 1999 and 1998 and for each year in the three year period ended December 31, 1998; Consolidated Statement of Cash Flow - for the three month periods ended March 31, 1999 and 1998 and for each year in the three year period ended December 31, 1998; and related Notes to Consolidated Financial Statements are incorporated herein by reference to F&M's Quarterly Reports on Form 10-Q filed for the three-month periods ended March 31, 1999 and 1998 and F&M's Annual Reports on Form 10-K filed for each year in the three year period ended December 31, 1998.


         (b)  Pro forma financial information.

              Pro forma financial information, required to be filed pursuant to
              Item 7 of Form 8-K filed on April 27, 1999 follow:

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed combined balance sheets as of March 31, 1999, and the pro forma condensed combined statements of income for the three-month periods ended March 31, 1999 and 1998, and for each year in the three year period ended December 31, 1998, give effect to the Merger, accounted for as a pooling-of-interests. This pro forma information is based on the historical consolidated financial statements of Citizens and F&M and their subsidiaries under the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements. Pro forma per share amounts are based on the conversion rate of 1.303 shares of Citizens Common Stock for each share of F&M Common Stock. The pro forma condensed combined financial statements, which include results of operations as if the Merger had been consummated on January 1, 1996, do not reflect Merger expenses and other special charges expected to be incurred by Citizens and F&M, or the anticipated cost savings - see note (c) to the pro forma combined financial statements. As a result, the pro forma combined financial condition and results of operations of Citizens as of and after the Effective Time of the Merger may not be indicative of the results that actually would have occurred if the Merger had been in effect during the periods presented or which may be attained in the future.

         This pro forma information should be read in conjunction with the historical consolidated financial statements of Citizens and F&M, including their respective notes thereto, which are incorporated by reference from their respective Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 1999 and 1998 and from their Annual Reports on Form 10-K for each year in the three year period ended December 31, 1998. The pro forma financial information presented is not necessarily indicative of actual results that would have occurred had the Merger been consummated on March 31, 1999 or at the beginning of the year ended December 31, 1996, or that may be obtained in the future.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

                              AS OF MARCH 31, 1999
                                 (IN THOUSANDS)

                                                                                     F&M
                                                                Citizens        Bancorporation       Pro Forma         Pro Forma
                                                               Historical         Historical        Adjustments        Combined
                                                              -------------     --------------     -------------     -------------
ASSETS
  Cash and due from banks                                      $   150,447        $    59,851        $        --       $   210,298
  Money market investments                                          18,164             15,862                               34,026
  Investment securities held to maturity                                --            167,936                              167,936
  Investment securities available-for-sale                         647,059            393,560                            1,040,619
  Loans                                                          3,537,668          1,730,399                            5,268,067
  Less: Allowance for loan losses                                  (45,325)           (23,329)                             (68,654)
                                                               -----------        -----------        -----------       -----------
    Net loans                                                    3,492,343          1,707,070                 --         5,199,413
  Premises and equipment                                            80,060             51,189                              131,249
  Cost in excess of net assets acquired
    and premium on core deposits, net                               53,084             11,080                               64,164
  Other assets                                                      57,580             39,169                               96,749
                                                               -----------        -----------        -----------       -----------
    Total Assets                                               $ 4,498,737        $ 2,445,717        $        --       $ 6,944,454
                                                               ===========        ===========        ===========       ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
  Noninterest-bearing deposits                                 $   597,133        $   237,616        $        --       $   834,749
  Interest-bearing deposits                                      3,156,530          1,733,446                            4,889,976
                                                               -----------        -----------        -----------       -----------
    Total deposits                                               3,753,663          1,971,062                 --         5,724,725
  Short-term borrowings                                            133,368             94,200                              227,568
  Other liabilities                                                 52,041             26,856                               78,897
  Long-term debt and other borrowings                              130,821            111,504                              242,325
                                                               -----------        -----------        -----------       -----------
    Total Liabilities                                            4,069,893          2,203,622                 --         6,273,515

SHAREHOLDERS' EQUITY
  Preferred stock                                                       --                 --                                   --
  Common stock                                                      97,942             14,110            (14,110)(a)       256,908
                                                                                                         158,966 (a)
  Capital surplus                                                       --            144,856           (144,856)(a)            --
  Retained earnings                                                328,030             81,931                              409,961
  Accumulated other comprehensive income                             2,872              1,198                                4,070
                                                               -----------        -----------        -----------       -----------
    Total Shareholders' Equity                                     428,844            242,095                 --           670,939
                                                               -----------        -----------        -----------       -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                     $ 4,498,737        $ 2,445,717        $        --       $ 6,944,454
                                                               ===========        ===========        ===========       ===========


See notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENTS OF INCOME

                        THREE MONTHS ENDED MARCH 31, 1999
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              F&M
                                                                      Citizens           Bancorporation         Pro Forma
                                                                     Historical            Historical           Combined
                                                                   ---------------       ---------------      --------------
INTEREST INCOME
  Interest and fees on loans                                        $    72,460            $    36,725         $   109,185
  Interest and dividends on investment securities                         8,887                  7,647              16,534
  Money market investments                                                  733                    612               1,345
                                                                    -----------            -----------         -----------
    Total interest income                                                82,080                 44,984             127,064
                                                                    -----------            -----------         -----------
INTEREST EXPENSE
  Deposits                                                               30,182                 18,276              48,458
  Short-term borrowings                                                   1,101                    898               1,999
  Long-term debt and other borrowings                                     1,778                  1,318               3,096
                                                                    -----------            -----------         -----------
    Total interest expense                                               33,061                 20,492              53,553
                                                                    -----------            -----------         -----------

NET INTEREST INCOME                                                      49,019                 24,492              73,511
Provision for loan losses                                                 3,600                    462               4,062
                                                                    -----------            -----------         -----------
  Net interest income after provision for loan losses                    45,419                 24,030              69,449

NONINTEREST INCOME                                                       16,204                  4,526              20,730
NONINTEREST EXPENSE                                                      40,833                 15,760              56,593
                                                                    -----------            -----------         -----------
Income before income taxes                                               20,790                 12,796              33,586
Income taxes                                                              6,367                  4,134              10,501
                                                                    -----------            -----------         -----------
NET INCOME                                                          $    14,423            $     8,662         $    23,085
                                                                    ===========            ===========         ===========

PER COMMON SHARE DATA: (b, d)
  NET INCOME:
    Basic                                                           $      0.52            $      0.56         $      0.48
    Diluted                                                         $      0.51            $      0.56         $      0.47

AVERAGE COMMON SHARES:
    Basic                                                            27,848,228             15,560,008          48,122,918
    Diluted                                                          28,400,333             15,589,384          48,713,300


See notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENTS OF INCOME

                        THREE MONTHS ENDED MARCH 31, 1998
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              F&M
                                                                      Citizens           Bancorporation         Pro Forma
                                                                     Historical            Historical           Combined
                                                                   ---------------       --------------       -------------
INTEREST INCOME
  Interest and fees on loans                                         $    75,675           $    36,635         $   112,310
  Interest and dividends on investment securities                          8,778                 7,830              16,608
  Money market investments                                                   754                   657               1,411
                                                                     -----------           -----------         -----------
    Total interest income                                                 85,207                45,122             130,329
                                                                     -----------           -----------         -----------
INTEREST EXPENSE
  Deposits                                                                32,940                19,877              52,817
  Short-term borrowings                                                    1,481                 1,052               2,533
  Long-term debt and other borrowings                                      2,010                 1,123               3,133
                                                                     -----------           -----------         -----------
    Total interest expense                                                36,431                22,052              58,483
                                                                     -----------           -----------         -----------

NET INTEREST INCOME                                                       48,776                23,070              71,846
Provision for loan losses                                                  3,510                   693               4,203
                                                                     -----------           -----------         -----------
    Net interest income after provision for loan losses                   45,266                22,377              67,643

NONINTEREST INCOME                                                        12,991                 3,499              16,490
NONINTEREST EXPENSE                                                       38,692                14,870              53,562
                                                                     -----------           -----------         -----------

Income before income taxes                                                19,565                11,006              30,571
Income taxes                                                               6,043                 3,309               9,352
                                                                     -----------           -----------         -----------
NET INCOME                                                           $    13,522           $     7,697         $    21,219
                                                                     ===========           ===========         ===========

PER COMMON SHARE DATA: (b, d)
  NET INCOME:
    Basic                                                            $      0.48           $      0.49         $      0.44
    Diluted                                                          $      0.47           $      0.49         $      0.43

AVERAGE COMMON SHARES:
    Basic                                                             28,075,555            15,587,855          48,386,530
    Diluted                                                           28,746,955            15,638,708          49,124,192


See notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1998
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              F&M
                                                                       Citizens          Bancorporation          Pro Forma
                                                                      Historical           Historical            Combined
                                                                   ---------------       --------------       --------------
INTEREST INCOME
  Interest and fees on loans                                         $   301,138          $   149,032           $   450,170
  Interest and dividends on investment securities                         36,086               30,282                66,368
  Money market investments                                                 2,656                3,113                 5,769
                                                                     -----------          -----------           -----------
    Total interest income                                                339,880              182,427               522,307
                                                                     -----------          -----------           -----------
INTEREST EXPENSE
  Deposits                                                               127,966               78,642               206,608
  Short-term borrowings                                                    6,004                3,802                 9,806
  Long-term debt and other borrowings                                      8,064                4,795                12,859
                                                                     -----------          -----------           -----------
    Total interest expense                                               142,034               87,239               229,273
                                                                     -----------          -----------           -----------
NET INTEREST INCOME                                                      197,846               95,188               293,034
  Provision for loan losses                                               14,090                2,438                16,528
                                                                     -----------          -----------           -----------
    Net interest income after provision for loan losses                  183,756               92,750               276,506

NONINTEREST INCOME                                                        56,252               16,824                73,076
NONINTEREST EXPENSE                                                      158,291               61,726               220,017
                                                                     -----------          -----------           -----------
Income before income taxes                                                81,717               47,848               129,565
Income taxes                                                              24,932               14,351                39,283
                                                                     -----------          -----------           -----------
NET INCOME                                                           $    56,785          $    33,497           $    90,282
                                                                     ===========          ===========           ===========

PER COMMON SHARE DATA: (b, d)
  NET INCOME:
    Basic                                                            $      2.02          $      2.15           $      1.86
    Diluted                                                          $      1.98          $      2.15           $      1.84

AVERAGE COMMON SHARES:
    Basic                                                             28,127,647           15,578,621            48,426,590
    Diluted                                                           28,742,615           15,611,584            49,084,509


See notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                             F&M
                                                                      Citizens           Bancorporation        Pro Forma
                                                                     Historical            Historical           Combined
                                                                   --------------        --------------      --------------
INTEREST INCOME
  Interest and fees on loans                                        $   294,258           $   132,070         $   426,328
  Interest and dividends on investment securities                        40,532                28,753              69,285
  Money market investments                                                1,073                 2,022               3,095
                                                                    -----------           -----------         -----------
    Total interest income                                               335,863               162,845             498,708
                                                                    -----------           -----------         -----------
INTEREST EXPENSE
  Deposits                                                              129,267                72,155             201,422
  Short-term borrowings                                                   8,689                 4,534              13,223
  Long-term debt and other borrowings                                     6,059                 3,147               9,206
                                                                    -----------           -----------         -----------
    Total interest expense                                              144,015                79,836             223,851
                                                                    -----------           -----------         -----------
NET INTEREST INCOME                                                     191,848                83,009             274,857
Provision for loan losses                                                15,332                 5,179              20,511
                                                                    -----------           -----------         -----------
    Net interest income after provision for loan losses                 176,516                77,830             254,346

NONINTEREST INCOME                                                       46,694                12,780              59,474
NONINTEREST EXPENSE                                                     177,161                56,571             233,732
                                                                    -----------           -----------         -----------
Income before income taxes                                               46,049                34,039              80,088
Income taxes                                                             14,541                10,656              25,197
                                                                    -----------           -----------         -----------
NET INCOME                                                          $    31,508           $    23,383         $    54,891
                                                                    ===========           ===========         ===========

PER COMMON SHARE DATA: (b, d)
  NET INCOME:
    Basic                                                           $      1.13           $      1.59         $      1.17
    Diluted                                                         $      1.11           $      1.58         $      1.15

  AVERAGE COMMON SHARES:
    Basic                                                            27,878,990            14,707,409          47,042,744
    Diluted                                                          28,419,676            14,760,237          47,652,265


See notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                             F&M
                                                                      Citizens          Bancorporation         Pro Forma
                                                                     Historical           Historical           Combined
                                                                   ---------------      --------------      --------------
INTEREST INCOME
  Interest and fees on loans                                        $   265,139          $   108,778         $   373,917
  Interest and dividends on investment securities                        43,431               27,641              71,072
  Money market investments                                                3,766                1,942               5,708
                                                                    -----------          -----------         -----------
    Total interest income                                               312,336              138,361             450,697
                                                                    -----------          -----------         -----------
INTEREST EXPENSE
  Deposits                                                              119,185               62,389             181,574
  Short-term borrowings                                                   7,959                2,966              10,925
  Long-term debt and other borrowings                                     6,547                1,338               7,885
                                                                    -----------          -----------         -----------
    Total interest expense                                              133,691               66,693             200,384
                                                                    -----------          -----------         -----------

NET INTEREST INCOME                                                     178,645               71,668             250,313
Provision for loan losses                                                12,126                3,599              15,725
                                                                    -----------          -----------         -----------
  Net interest income after provision for loan losses                   166,519               68,069             234,588

NONINTEREST INCOME                                                       48,004               10,199              58,203
NONINTEREST EXPENSE                                                     155,056               46,404             201,460
                                                                    -----------          -----------         -----------
Income before income taxes                                               59,467               31,864              91,331
Income taxes                                                             17,042                9,685              26,727
                                                                    -----------          -----------         -----------
Net income                                                          $    42,425          $    22,179         $    64,604
                                                                    ===========          ===========         ===========

PER COMMON SHARE DATA: (b, d)
  NET INCOME:
    Basic                                                           $      1.52          $      1.61         $      1.41
    Diluted                                                         $      1.50          $      1.61         $      1.40

AVERAGE COMMON SHARES:
    Basic                                                            27,844,341           13,766,973          45,782,707
    Diluted                                                          28,258,591           13,799,981          46,239,966


See notes to unaudited pro forma condensed combined financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS

(a) Pro Forma Adjustments - Pro forma adjustments to common shares and capital surplus at March 31, 1999 reflect the combination of Citizens and F&M, accounted for as a pooling-of-interests, through the exchange of 20,279,575 Citizens Common Shares for all 15,563,757 outstanding shares of CB Financial Common Stock at an exchange ratio of 1.303 Citizens Common Shares for each share of F&M Common Stock. Under generally accepted accounting principles ("GAAP"), the assets and liabilities of F&M will be combined with those of Citizens at book values. In addition, the statements of income of F&M will be combined with the statements of income of Citizens on a retroactive basis to January 1, 1996.

(b) Per Share Data - Pro forma weighted average shares outstanding for the three-month periods ended March 31, 1999 and 1998, and for each year in the three year period ended December 31, 1998 reflect the issuance of
       1.303 Citizens Common Shares for each share of F&M Common Stock.

(c) Special Charges - The pro forma condensed combined financial statements do not reflect one-time pre-tax charges of approximately $25 million to $35 million for Merger transaction costs and other special charges. Merger transaction costs, expected to range between $6 million and $8 million, consist primarily of investment banking, legal and accounting fees. Other special charges include severance payments associated primarily with the consolidation or elimination of various functions and branches; facilities costs estimated to be incurred as a result of closing certain branches; systems and operations costs, consisting primarily of equipment and software write-offs; and other charges, including the write-down or write-off of various tangible and intangible assets acquired. The pro forma financial data do not give effect to the anticipated cost savings in connection with the Merger from the consolidation of operations and improved efficiencies of Citizens and F&M.

(d) Subsequent Event - On May 14, 1999, F&M completed the acquisition of CBE, Inc, the holding company for Community Bank of Elkhorn. CBE, Inc, a. one bank holding company in Elkhorn, Wisconsin, has approximately $100 million in assets. The transaction was accounted for using the pooling of interests method of accounting. F&M issued approximately 525,200 shares of its common stock for all outstanding shares of CBE, Inc. The pro forma condensed combined financial statements do not reflect this transaction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CITIZENS BANKING CORPORATION



Date:  June 24, 1999                  By:  /s/ Thomas W. Gallagher
                                          --------------------------------------
                                           Thomas W. Gallagher,
                                           Senior Vice President,
                                           General Counsel and Secretary